Exhibit 10.19
REDEMPTION AGREEMENT
     REDEMPTION AGREEMENT, effective as of October 16, 2007 (this “Agreement”), by and between Coffeyville Acquisition LLC, a Delaware limited liability company, (the “Company”), and the parties set forth on Schedule A hereto (the “Redeemed Parties”).
     WHEREAS, the Company and the Redeemed Parties are parties to the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 25, 2005 (the “LLC Agreement”);
     WHEREAS, each of the Redeemed Parties holds the units of membership interests in the Company set forth opposite such Redeemed Party’s name on Schedule A hereto (“Company Units”);
     WHEREAS, contemporaneously with this Agreement, the Company is entering into a Limited Liability Company Agreement (“CA II LLC Agreement”) with Coffeyville Acquisition II LLC, a Delaware limited liability company (“CA II”), pursuant to which the Company is contributing 50% of its assets in consideration of the issuance by CA II to the Company of 100% of the membership interests in CA II (the “Contribution”);
     WHEREAS, in connection with the Contribution, the parties hereto desire that the Company purchase and redeem the number and type of Company Units set forth opposite each Redeemed Party’s name on Schedule B hereto (the “Redeemed Units”) in exchange for the number and type of units of membership interests in CA II set forth opposite such Redeemed Party’s name on Schedule C hereto (“CA II Units”);
     WHEREAS, the redemption shall be treated as a division of the Company within the meaning of section 1.708-1(d) of the Regulations of the Treasury Department of the United States issued pursuant to the Internal Revenue Code of 1986, as amended, with neither the Company nor CA II treated as a continuing partnership; and
     WHEREAS, immediately after the consummation of the transactions contemplated by this Agreement, the Company will no longer hold any units of membership interests in CA II.
     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
REDEMPTION AND TRANSFER OF MEMBERSHIP INTERESTS
     1.1. Redemption and Transfer of Membership Interests. Upon the terms and subject to the conditions set forth in this Agreement, simultaneously with the execution and delivery of this Agreement, (a) the Redeemed Units shall hereby be redeemed and cancelled in their entirety in exchange for the CA II Units, (b) the Company hereby transfers, conveys and delivers to the Redeemed Parties and each Redeemed Party hereby acquires and accepts, free and clear of all liens, claims, security interest, pledges, charges and other encumbrances, the CA II

Units set forth opposite its name on Schedule C hereto and (c) each Redeemed Party shall duly execute and deliver the First Amended and Restated Limited Liability Company Agreement of Coffeyville Acquisition II LLC, a form of which is attached hereto as Exhibit I.
     1.2. Release of Liability. The parties hereto acknowledge and agree that each of the Redeemed Parties are, to the fullest extent permitted by applicable law, relieved of any further liability arising with respect to such Redeemed Party’s Redeemed Units for events occurring from and after the consummation of the transactions contemplated in this Agreement. Nothing in this Agreement shall relieve any Redeemed Party for any liability arising with respect to such Redeemed Party’s Redeemed Units for events occurring prior to the consummation of the transactions contemplated in this Agreement, including any liability pursuant to Section 9.4(a) of the LLC Agreement.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
          The Company hereby represents and warrants to the Redeemed Parties that as of the date the Company executes this Agreement:
     2.1. Organization and Good Standing. The Company is an entity duly organized and validly existing under the laws of Delaware and has the requisite corporate power and authority to own, operate and carry on its business as now conducted.
     2.2. Authority; Enforceability. All actions required to be taken by or on behalf of the Company to authorize such party to execute, deliver and perform the Company’s obligations under this Agreement have been taken, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally.
     2.3. Ownership of Units. The Company is the record and beneficial owner of the CA II Units. The Company has the requisite corporate power and authority to transfer the CA II Units as provided in this Agreement and the Company is delivering to each Redeemed Party good and marketable title to the CA II Units, free and clear of any and all liens, claims, charges, security interests, options or other encumbrances, other than those provided under federal or state securities laws or under the CA II LLC Agreement.
     2.4. No Violation; Consent. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby in the manner contemplated hereby do not and will not conflict with, or result in a breach of any terms of, or constitute a default under, any agreement or instrument or any applicable law, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority which is applicable to the Company or by which the Company or any material portion of the properties of the Company is bound, except for conflicts, breaches and defaults that, individually or in the aggregate, will not have a material adverse effect upon the Company’s ability to enter into and carry out its obligations under this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE REDEEMED PARTIES
          Each Redeemed Party, severally but not jointly, hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement:
     3.1. Organization and Good Standing. Such Redeemed Party, if not a natural person, is duly organized and validly existing under the laws of the jurisdiction of its organization. Such Redeemed Party has the requisite power and authority to own, operate and carry on its business as now conducted.
     3.2 Authority; Enforceability. All actions required to be taken by or on behalf of such Redeemed Party to authorize such party to execute, deliver and perform such Redeemed Party’s obligations under this Agreement have been taken, and this Agreement constitutes the legal, valid and binding obligation of such Redeemed Party, enforceable against such Redeemed Party in accordance with its terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally.
     3.3. Ownership of Units. Such Redeemed Party is the record and beneficial owner of the Company Units purported to be owned by such Redeemed Party with good and marketable title to such Company Units, free and clear of any and all liens, claims, charges, security interests, options or other encumbrances, other than those provided under federal or state securities laws or under the LLC Agreement.
     3.4. Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the consummation by such Redeemed Party of the transactions contemplated hereby in the manner contemplated hereby do not and will not conflict with, or result in a breach of any terms of, or constitute a default under, any agreement or instrument or any applicable law, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority which is applicable to such Redeemed Party or by which such Redeemed Party or any material portion of the properties of such Redeemed Party is bound, except for conflicts, breaches and defaults that, individually or in the aggregate, will not have a material adverse effect upon the financial condition, business or operations of such Redeemed Party or upon such Redeemed Party’s ability to enter into and carry out its obligations under this Agreement.
ARTICLE IV
MISCELLANEOUS AGREEMENTS OF THE PARTIES
     4.1. Mutual Cooperation; No Inconsistent Action. Subject to the terms and conditions hereof, each of the parties hereto agree to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.2. Entire Agreement; Amendment; Waiver. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and may be amended, supplemented or otherwise modified only by a written instrument executed by the parties hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving.
     4.3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     4.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
     4.5. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
     4.6. Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.
     4.7. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without such required consent shall be void.
[Signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

COFFEYVILLE ACQUISITION LLC

By:	/s/ James T. Rens
Name: James T. Rens
Title: Chief Financial Officer

GS CAPITAL PARTNERS V FUND, L.P.
By:	GSCP V Advisors, L.L.C., its General Partner

By:	/s/ Kenneth A. Pontarelli

Name:
Title:

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.
By:	GSCP V Offshore Advisors, L.L.C.,
its General Partner

By:	/s/ Kenneth A. Pontarelli

Name:
Title:
[Signature Page to Redemption Agreement]

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.
By:	GS Advisors V, L.L.C., its General Partner

By:	/s/ Kenneth A. Pontarelli

Name:
Title:

GS CAPITAL PARTNERS V GmbH & CO. KG

By:	Goldman, Sachs Management GP GmbH, its General Partner

By:	/s/ Kenneth A. Pontarelli

Name:
Title:
[Signature Page to Redemption Agreement]

/s/ John J. Lipinski

JOHN J. LIPINSKI

THE TARA K. LIPINSKI 2007 EXEMPT TRUST

By:	/s/ Tara K. Lipinski

Name: Tara K. Lipinski
Title: Trustee

THE LIPINSKI 2007 EXEMPT FAMILY TRUST

By:	/s/ Patricia E. Lapinski

Name: Patricia E. Lipinski
Title: Trustee

/s/ Stanley A. Riemann

STANLEY A. RIEMANN

/s/ James T. Rens

JAMES T. RENS

/s/ Keith D. Osborn

KEITH D. OSBORN

/s/ Kevan A. Vick

KEVAN A. VICK
[Signature Page to Redemption Agreement]

/s/ Robert W. Haugen

ROBERT W. HAUGEN

/s/ Wyatt E. Jernigan

WYATT E. JERNIGAN

/s/ Alan K. Rugh

ALAN K. RUGH

/s/ Daniel J. Daly, Jr.

DANIEL J. DALY, JR.

/s/ Edmund Gross

EDMUND GROSS

/s/ Chris Swanberg

CHRIS SWANBERG

/s/ John Huggins

JOHN HUGGINS

/s/ Wesley Clark

WESLEY CLARK
[Signature Page to Redemption Agreement]

Schedule A
Current Ownership in the Company

	Units of
	Membership Interests in the Company
Name	Common Units	Operating Units	Value Units
GS Capital Partners V Fund, L.P.	5,948,244	N/A	N/A
GS Capital Partners V Offshore Fund, L.P.	3,072,615	N/A	N/A
GS Capital Partners V Institutional, L.P.	2,039,735	N/A	N/A
GS Capital Partners V GmbH & Co. KG	235,827	N/A	N/A
John J. Lipinski	57,446	N/A	N/A
The Tara K. Lipinski 2007	N/A	157,909	315,818.5
Exempt Trust		36,246	72,483
The Lipinski 2007 Exempt	N/A	157,909	315,818.5
Family Trust		36,246	72,483
Stanley A. Riemann	35,352	140,185	280,371
James T. Rens	22,095	71,965	143,931
Keith D. Osborn	22,095	71,965	143,931
Kevan A. Vick	22,095	71,965	143,931
Robert W. Haugan	8,838	71,965	143,931
Wyatt E. Jernigan	8,838	71,965	143,931
Alan K. Rugh	8,838	51,901	103,801
Daniel J. Daly, Jr.	4,419	51,901	103,801
Edmund Gross	2,651	N/A	N/A
Chris Swanberg	2,209	N/A	N/A
John Huggins	6,187	N/A	N/A
Wesley Clark	22,095	N/A	N/A
Total	11,519,579	992,122	1,984,231

Schedule B
Redeemed Company Units

	Units of
	Membership Interests in the Company
Name	Common Units	Operating Units	Value Units
GS Capital Partners V Fund, L.P.	5,948,244	N/A	N/A
GS Capital Partners V Offshore Fund, L.P.	3,072,615	N/A	N/A
GS Capital Partners V Institutional, L.P.	2,039,735	N/A	N/A
GS Capital Partners V GmbH & Co. KG	235,827	N/A	N/A
John J. Lipinski	28,723	N/A	N/A
The Tara K. Lipinski 2007	N/A	78,954.5	157,909.25
Exempt Trust		18,123	36,241.5
The Lipinski 2007 Exempt	N/A	78,954.5	157,909.25
Family Trust		18,123	36,241.5
Stanley A. Riemann	17,676	70,092.5	140,185.5
James T. Rens	11,047.5	35,982.5	71,965.5
Keith D. Osborn	11,047.5	35,982.5	71,965.5
Kevan A. Vick	11,047.5	35,982.5	71,965.5
Robert W. Haugan	4,419	35,982.5	71,965.5
Wyatt E. Jernigan	4,419	35,982.5	71,965.5
Alan K. Rugh	4,419	25,950.5	51,900.5
Daniel J. Daly, Jr.	2,209.5	25,950.5	51,900.5
Edmund Gross	1,325.5	N/A	N/A
Chris Swanberg	1,104.5	N/A	N/A
John Huggins	3,093.5	N/A	N/A
Wesley Clark	11,047.50	N/A	N/A
Total	11,408,000.00	496,061	992,115.50

Schedule C
Issued CA II Units

	Units of
	Membership Interests in CA II
Name	Common Units	Operating Units	Value Units
GS Capital Partners V Fund, L.P.	5,948,244	N/A	N/A
GS Capital Partners V Offshore Fund, L.P.	3,072,615	N/A	N/A
GS Capital Partners V Institutional, L.P.	2,039,735	N/A	N/A
GS Capital Partners V GmbH & Co. KG	235,827	N/A	N/A
John J. Lipinski	28,723	N/A	N/A
The Tara K. Lipinski 2007	N/A	78,954.5	157,909.25
Exempt Trust		18,123	36,241.5
The Lipinski 2007 Exempt	N/A	78,954.5	157,909.25
Family Trust		18,123	36,241.5
Stanley A. Riemann	17,676	70,092.5	140,185.5
James T. Rens	11,047.5	35,982.5	71,965.5
Keith D. Osborn	11,047.5	35,982.5	71,965.5
Kevan A. Vick	11,047.5	35,982.5	71,965.5
Robert W. Haugan	4,419	35,982.5	71,965.5
Wyatt E. Jernigan	4,419	35,982.5	71,965.5
Alan K. Rugh	4,419	25,950.5	51,900.5
Daniel J. Daly, Jr.	2,209.5	25,950.5	51,900.5
Edmund Gross	1,325.5	N/A	N/A
Chris Swanberg	1,104.5	N/A	N/A
John Huggins	3,093.5	N/A	N/A
Wesley Clark	11,047.50	N/A	N/A
Total	11,408,000.00	496,061	992,115.50

Exhibit I
First Amended and Restated Limited Liability Company Agreement of
Coffeyville Acquisition II LLC